EXHIBIT 24.1

    POWERS OF ATTORNEY FROM OFFICERS AND DIRECTORS OF THE COMPANY
                    SIGNING BY AN ATTORNEY-IN-FACT



                                POWER OF ATTORNEY

      I, CHARLES AYRES, a duly elected Director of NIMBUS CD INTERNATIONAL, INC., a Delaware corporation (the "Company"), do hereby constitute and appoint
L. Steven Minkel and Gary E. Krutul, each with full power of substitution, for me and in my name, place and stead, in any and all capacities (including without limitation, as Director of the Company), to sign the Company's Annual Report on Form 10-K for the year ended March 31, 1996, which is to be filed with the Securities and Exchange Commission, with all exhibits thereto, and any and all documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this instrument as of June 26, 1996.


                                     \s\ Charles Ayers
                                     CHARLES AYERS




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                                POWER OF ATTORNEY

      I, DARRYL G. BEHRMAN, a duly elected Director of NIMBUS CD INTERNATIONAL, INC., a Delaware corporation (the "Company"), do hereby constitute and appoint
L. Steven Minkel and Gary E. Krutul, each with full power of substitution, for me and in my name, place and stead, in any and all capacities (including without limitation, as Director of the Company), to sign the Company's Annual Report on Form 10-K for the year ended March 31, 1996, which is to be filed with the Securities and Exchange Commission, with all exhibits thereto, and any and all documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this instrument as of May 20, 1996.


                                     \s\ Darryl G. Behrman
                                     DARRYL G. BEHRMAN





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                                POWER OF ATTORNEY

      I, GRANT G. BEHRMAN, a duly elected Director of NIMBUS CD INTERNATIONAL, INC., a Delaware corporation (the "Company"), do hereby constitute and appoint
L. Steven Minkel and Gary E. Krutul, each with full power of substitution, for me and in my name, place and stead, in any and all capacities (including without limitation, as Director of the Company), to sign the Company's Annual Report on Form 10-K for the year ended March 31, 1996, which is to be filed with the Securities and Exchange Commission, with all exhibits thereto, and any and all documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this instrument as of May 20, 1996.


                                     \s\ Grant G. Behrman
                                     GRANT G. BEHRMAN






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                                POWER OF ATTORNEY

      I, ROBERT M. DAVIDSON, a duly elected Director of NIMBUS CD INTERNATIONAL, INC., a Delaware corporation (the "Company"), do hereby constitute and appoint
L. Steven Minkel and Gary E. Krutul, each with full power of substitution, for me and in my name, place and stead, in any and all capacities (including without limitation, as Director of the Company), to sign the Company's Annual Report on Form 10-K for the year ended March 31, 1996, which is to be filed with the Securities and Exchange Commission, with all exhibits thereto, and any and all documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this instrument as of June 4, 1996.


                                     \s\ Robert M. Davidson
                                     ROBERT M. DAVIDSON





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                                POWER OF ATTORNEY

      I, DAVID E. DE LEEUW, a duly elected Director of NIMBUS CD INTERNATIONAL, INC., a Delaware corporation (the "Company"), do hereby constitute and appoint
L. Steven Minkel and Gary E. Krutul, each with full power of substitution, for me and in my name, place and stead, in any and all capacities (including without limitation, as Director of the Company), to sign the Company's Annual Report on Form 10-K for the year ended March 31, 1996, which is to be filed with the Securities and Exchange Commission, with all exhibits thereto, and any and all documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this instument as of June 26, 1996.


                                     \s\ David E. De Leeuw
                                     DAVID E. DE LEEUW





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                                POWER OF ATTORNEY

      I, ANTHONY V. DUB, a duly elected Director of NIMBUS CD INTERNATIONAL, INC., a Delaware corporation (the "Company"), do hereby constitute and appoint
L. Steven Minkel and Gary E. Krutul, each with full power of substitution, for me and in my name, place and stead, in any and all capacities (including without limitation, as Director of the Company), to sign the Company's Annual Report on Form 10-K for the year ended March 31, 1996, which is to be filed with the Securities and Exchange Commission, with all exhibits thereto, and any and all documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this instrument as of June 26, 1996.


                                     \s\ Anthony V. Dub
                                     ANTHONY V. DUB






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                                POWER OF ATTORNEY

      I,  ROBERT  B.  HELLMAN,  JR.,  a  duly  elected  Director  of  NIMBUS  CD
INTERNATIONAL, INC., a Delaware corporation (the "Company"), do hereby constitute and appoint L. Steven Minkel and Gary E. Krutul, each with full power of substitution, for me and in my name, place and stead, in any and all capacities (including without limitation, as Director of the Company), to sign the Company's Annual Report on Form 10-K for the year ended March 31, 1996, which is to be filed with the Securities and Exchange Commission, with all exhibits thereto, and any and all documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this instrument as of June 26, 1996.


                                     \s\ Robert B. Hellman, Jr.
                                     ROBERT B. HELLMAN, JR.






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                                POWER OF ATTORNEY

      I, DAVID E. KING, a duly elected Director of NIMBUS CD INTERNATIONAL, INC., a Delaware corporation (the "Company"), do hereby constitute and appoint
L. Steven Minkel and Gary E. Krutul, each with full power of substitution, for me and in my name, place and stead, in any and all capacities (including without limitation, as Director of the Company), to sign the Company's Annual Report on Form 10-K for the year ended March 31, 1996, which is to be filed with the Securities and Exchange Commission, with all exhibits thereto, and any and all documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this instrument as of June 26, 1996.


                                     \s\ David E. King
                                     DAVID E. KING






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                                POWER OF ATTORNEY

      I, GEORGE E. McCOWN, a duly elected Director of NIMBUS CD INTERNATIONAL, INC., a Delaware corporation (the "Company"), do hereby constitute and appoint
L. Steven Minkel and Gary E. Krutul, each with full power of substitution, for me and in my name, place and stead, in any and all capacities (including without limitation, as Director of the Company), to sign the Company's Annual Report on Form 10-K for the year ended March 31, 1996, which is to be filed with the Securities and Exchange Commission, with all exhibits thereto, and any and all documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this instrument as of May 10, 1996.


                                     \s\ George E. McCown
                                     GEORGE E. MCCOWN







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                                POWER OF ATTORNEY

      I, GLENN McKENZIE, a duly elected Director of NIMBUS CD INTERNATIONAL, INC., a Delaware corporation (the "Company"), do hereby constitute and appoint
L. Steven Minkel and Gary E. Krutul, each with full power of substitution, for me and in my name, place and stead, in any and all capacities (including without limitation, as Director of the Company), to sign the Company's Annual Report on Form 10-K for the year ended March 31, 1996, which is to be filed with the Securities and Exchange Commission, with all exhibits thereto, and any and all documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this instrument as of June 26, 1996.


                                    \s\ Glenn McKenzie
                                     GLENN MCKENZIE







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                                POWER OF ATTORNEY

      I, DAVID B. WILSON, a duly elected Director of NIMBUS CD INTERNATIONAL, INC., a Delaware corporation (the "Company"), do hereby constitute and appoint
L. Steven Minkel and Gary E. Krutul, each with full power of substitution, for me and in my name, place and stead, in any and all capacities (including without limitation, as Director of the Company), to sign the Company's Annual Report on Form 10-K for the year ended March 31, 1996, which is to be filed with the Securities and Exchange Commission, with all exhibits thereto, and any and all documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this instrument as of May 7, 1996.


                                     \s\ David B. Wilson
                                     DAVID B. WILSON